CRITICAL JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS	6 Months Ended
Jun. 30, 2023
Accounting judgements and estimates [Abstract]
Critical Judgements, Estimates, Assumptions and Risks	Critical Judgements, Estimates, Assumptions and RisksThe judgments, estimates, assumptions and risks discussed here reflect updates from the 2022 Annual Financial Statements. For judgments, estimates, assumptions and risks related to other areas not discussed in these interim consolidated financial statements, please refer to Notes 3 and 28 of the 2022 Annual Financial Statements.

a) Provision for Environmental Rehabilitation (“PER”)
Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate and foreign exchange rates. The change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates. In the case of closed sites, changes in estimates and assumptions are recognized immediately in the consolidated statements of income. We recorded a net decrease of $76 million (2022: $413 million net decrease) to the PER at our minesites for the three months ended June 30, 2023 and a net decrease of $38 million (2022: $439 million net decrease) for the six months ended June 30, 2023 primarily due to spending incurred during the year, partially offset by accretion.
Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions and are accounted for prospectively. In the fourth quarter of each year, our life of mine plans are updated and that typically results in an update to the rehabilitation provision.

b)    Pascua-Lama
The Pascua-Lama project received $506 million as at June 30, 2023 (December 31, 2022: $457 million) in value added tax (“VAT”) refunds in Chile relating to the development of the Chilean side of the project. Under the current arrangement, this amount must be repaid if the project does not evidence exports for an amount of $3,538 million within a term that expires on December 31, 2026, unless extended. In 2022, the Chilean government proposed changes to Chilean law on VAT refunds that may affect the timeframe and amount of these refunds. The proposed changes were rejected in a vote by the Lower House of Congress on March 8, 2023, and Barrick will continue to monitor the status of these proposals in the event that they are reintroduced by the Chilean government.
In addition, we have recorded $23 million in VAT recoverable in Argentina as at June 30, 2023 (December 31, 2022: $31 million) relating to the development of the Argentinean side of the project. These amounts may not be fully recoverable if the project does not enter into production and are subject to foreign currency risk as the amounts are recoverable in Argentine pesos.

c)    Contingencies
Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will be resolved only when one or more future events, not wholly within our control, occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. Refer to Note 16 for further details on contingencies.
d)    Lagunas Norte
On June 1, 2021, Barrick closed an agreement to sell its 100% interest in the Lagunas Norte gold mine in Peru to Boroo Pte Ltd (“Boroo”). As part of the terms of the transaction, Boroo assumed 50% of the $173 million reclamation bond obligations for Lagunas Norte upon closing.
Boroo was to assume the other 50% within one year of closing; however, this was extended until June 1, 2023. During the second quarter of 2023, Boroo fully assumed this obligation and Barrick has no further obligation related to the closure and reclamation of Lagunas Norte.